UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2004

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California	91105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 1, 2004, the Registrant issued a press release announcing the election by its Board of Directors of Noel G. Watson, currently the company’s Chief Executive Officer and a Director, to the combined position of Chairman of the Board and CEO. Attached as Exhibit 5.02 of this filing is a copy of the press release.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 28, 2004, the Board of Directors of the Registrant approved an amendment to its Bylaws reducing the number of Directors from 13 to 12. Attached as Exhibit 5.03 of this filing is a copy of the amended and restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:	/S/ John W. Prosser, Jr.
Name:	John W. Prosser, Jr.
Title:	Executive Vice President
Finance and Administration

Date: November 1, 2004

Exhibit Index

5.02	Press Release dated October 28, 2004

5.03	Bylaws of the Registrant